January 26, 2005

VIA EDGAR

Ms. Maryse Mills-Apenteng

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C.  20549

RE:                              Transaction Systems Architects, Inc. (“TSA”); Preliminary Proxy Statement

Dear Ms. Mills-Apenteng:

Pursuant to your conversation yesterday with Steve Gillette of Jones Day, I am writing to summarize (i) the oral comments you conveyed to Steve and me last week on the above-captioned proxy statement and (ii) the revisions we made in response to your comments.  Such revisions are reflected in Amendment No. 1 to the proxy statement (“Amendment No. 1”), which was filed via EDGAR on January 24, 2005.  We have summarized your comments in italics and our responses in plain text.  You made the first two comments by phone to me on January 19, 2005 and the third by phone to Steve on January 21, 2005.

1.  In connection with Proposal No. 2, please disclose TSA’s present intentions, if any, with respect to the issuance of any newly-authorized capital stock.

In response to your comment, we have added disclosure at the end of the first paragraph under the caption “PROPOSAL 2: Change the capital structure of the Company by increasing the number of authorized shares of Common Stock from 50,000,000 to 70,000,000, eliminating the Class A and Class B Common Stock (and re-designating the Class A Common Stock as “Common Stock”) and decreasing the authorized number of shares of Preferred Stock” on page 9 of Amendment No. 1.  We have also removed duplicative disclosure from the end of the first paragraph on page 11 of Amendment No. 1.

2.  With regard to Proposal No. 3, please add disclosure regarding the effect of each proposed amendment on stockholder rights.

In response to your comment, we have added disclosure at the end of each bullet point in the “Summary of Differences” column of the “Additional Amendments” table on pages 12 and 13 of Amendment No. 1.

3.  With regard to the amendment proposed in the “Bylaws” row of the “Additional Amendments” table in Proposal No. 3, please add disclosure regarding the anti-takeover effects, if any, of this proposal.  In addition, please propose this amendment in a separate Proposal.

We have elected not to propose the amendment referenced in your comment, and have revised the disclosure in Proposal No. 3 accordingly.

Please contact me at 402/390-8993 or Steve at 650/739-3997 if you have any further questions or concerns regarding TSA’s proxy statement.  Thank you for your attention to this matter.

Sincerely,

/s/ Dennis P. Byrnes

Dennis P. Byrnes
Senior Vice President
and General Counsel

/kan

Attachment

cc:	Stephen E. Gillette, Jones Day